INVESCO COMBINATION STOCK & BOND FUNDS, INC.
                         INVESCO Industrial Income Fund

                   Supplement to Prospectus dated May 28, 1999


Effective July 30, 1999, the name of INVESCO Industrial Income Fund is changed to INVESCO Equity Income Fund. All references in this Prospectus to INVESCO Industrial Income Fund are hereby deleted and substituted with INVESCO Equity Income Fund.

Effective July 9, 1999, the section of the Fund's Prospectus entitled "Investment Policies And Risks - Investment Restrictions" is amended to (1) delete the section in its entirety and (2) substitute the following in its place:

      INVESTMENT RESTRICTIONS.
      The Fund is subject to a variety of restrictions regarding the investments that are identified in the Statement of Additional Information. Certain of the Fund's investment restrictions are fundamental and may not be altered without the approval of the Fund's shareholders. For example, with respect to 75% of its total assets, the Fund may not purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if the purchase would cause the Fund to have more than 5% of its total assets invested in the issuer or to have more than 10% of the outstanding voting securities of that issuer. In addition, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Other fundamental restrictions prohibit the Fund from lending more that 33 1/3% of its total assets to other parties and from borrowing money in an aggregate amount exceeding 33 1/3% of its total assets.

The date of this Supplement is July 30, 1999.


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                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.
                         INVESCO Industrial Income Fund

                Supplement to Statement of Additional Information
                               Dated May 28, 1999


Effective July 30, 1999, the name of INVESCO Industrial Income Fund is changed to INVESCO Equity Income Fund. All references in the SAI to INVESCO Industrial Income Fund are hereby deleted and substituted with INVESCO Equity Income Fund.

Effective July 9, 1999, the section of the Company's SAI entitled "Investment Policies and Restrictions - Investment Restrictions" is amended to (1) delete items 1 and 2 in their entirety and (2) substitute the following in their place and renumber the subsequent numeric items accordingly:

      (1) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

Effective July 9, 1999, the section of the Company's SAI entitled "Investment Policies and Restrictions - Investment Restrictions" is amended to add the following after item D:

      E. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that
            (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

The date of this Supplement is July 30, 1999.